UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number:  811-05076

Tax-Exempt California Money Market Fund
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	9/30

Date of reporting period:	3/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

SEMIANNUAL REPORT TO SHAREHOLDERS

Tax-Exempt California Money Market Fund

March 31, 2012

Contents
3 Portfolio Summary
4 Investment Portfolio
8 Statement of Assets and Liabilities
9 Statement of Operations
10 Statement of Changes in Net Assets
11 Financial Highlights
13 Notes to Financial Statements
18 Information About Your Fund's Expenses
20 Other Information
21 Summary of Management Fee Evaluation by Independent Fee Consultant
25 Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, visit www.dws-investments.com. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

An investment in this fund is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or by any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. The share price of money market funds can fall below the $1.00 share price. You should not rely on or expect the Advisor to enter into support agreements or take other actions to maintain the fund's $1.00 share price. The credit quality of the fund's holdings can change rapidly in certain markets, and the default of a single holding could have an adverse impact on the fund's share price. The fund's share price can also be negatively affected during periods of high redemption pressures and/or illiquid markets. The actions of a few large investors in one class of shares of the fund may have a significant adverse effect on the share prices of all classes of shares of the fund. See the prospectus for specific details regarding the fund's risk profile.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Summary (Unaudited)

Investment Portfolio as of March 31, 2012 (Unaudited)
	Principal Amount ($)	Value ($)

Municipal Investments 99.9%
California
Beaumont, CA, Utility Authority Revenue, Wastewater Enterprise Project, Series A, 0.17%*, 9/1/2041, LOC: Union Bank of CA NA	4,420,000	4,420,000
BlackRock MuniYield California Fund, Inc., 144A, AMT, 0.31%*, 6/1/2041, LIQ: Citibank NA	3,900,000	3,900,000
BlackRock MuniYield California Quality Fund, Inc., Series W-7-1665, 144A, AMT, 0.31%*, 5/1/2041, LIQ: Citibank NA	3,500,000	3,500,000
California, ABAG Finance Authority for Non-Profit Corporations, Multi-Family Housing Revenue, Amber Court Apartments, Series A, 0.17%*, 12/15/2032, LIQ: Fannie Mae	2,150,000	2,150,000
California, ABAG Finance Authority for Non-Profit Corporations, Multi-Family Housing Revenue, Arbors Apartments, Series A, 0.18%*, 12/15/2032, LIQ: Fannie Mae	1,475,000	1,475,000
California, ABAG Finance Authority for Non-Profit Corporations, Multi-Family Housing Revenue, Colma Bart Apartments, Series A, AMT, 0.18%*, 11/15/2035, LOC: Fannie Mae	2,295,000	2,295,000
California, Clipper Tax-Exempt Certificate Trust, Series 2009-66, 144A, 0.22%*, 5/15/2030, LIQ: State Street Bank & Trust Co.	4,600,000	4,600,000
California, Metropolitan Water District of Southern California, Series B, 2.0%, 7/1/2012	1,000,000	1,004,617
California, Metropolitan Water District Revenue, Series B, 0.2%*, 7/1/2028, SPA: Landesbank Hessen-Thuringen	2,485,000	2,485,000
California, RBC Municipal Products, Inc. California Health Care Revenue, Series E-21, 144A, 0.23%*, 10/1/2013, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	3,000,000	3,000,000
California, State Department of Water Resources Supply Revenue, Series A, Prerefunded 5/1/2012 @ 101, 5.5%, 5/1/2013, INS: AMBAC	2,235,000	2,266,962
California, State General Obligation, Series 2178, 144A, 0.26%*, 12/1/2037, GTY: Wells Fargo & Co., LIQ: Wells Fargo & Co.	2,191,500	2,191,500
California, State Health Facilities Financing Authority Revenue, Catholic Healthcare West, Series B, 0.17%*, 3/1/2047, LOC: Bank of Montreal	6,325,000	6,325,000
California, State Infrastructure & Economic Development Bank Revenue, Orange County Performing Arts Center, Series A, 0.27%*, 7/1/2034, LOC: Bank of America NA	2,300,000	2,300,000
California, State Infrastructure & Economic Development Bank Revenue, Pacific Gas & Electric Co., Series A, 0.17%*, 11/1/2026, LOC: Mizuho Corporate Bank	1,000,000	1,000,000
California, Statewide Communities Development Authority Revenue, Health Facility, Community Hospital Monterey Peninsula, Series B, 0.16%*, 6/1/2033, LOC: U.S. Bank NA	1,850,000	1,850,000
California, Statewide Communities Development Authority Revenue, Tax & Revenue Anticipation Bonds, Series A-1, 2.0%, 6/29/2012	4,000,000	4,016,480
California, Statewide Communities Development Authority Revenue, Tiger Woods Learning Foundation, 0.57%*, 7/1/2036, LOC: Bank of America NA	1,525,000	1,525,000
California, Statewide Communities Development Authority, Multi-Family Housing Revenue:
Series 2681, 144A, AMT, 0.35%*, 5/15/2018, LOC: JPMorgan Chase Bank NA	3,940,000	3,940,000
Series R-13104CE, 144A, 0.69%*, 9/6/2035, LIQ: Citibank NA	6,995,000	6,995,000
California, Statewide Communities Development Authority, Sewage & Solid Waste Facilities Revenue, Series 2114, 144A, AMT, 0.26%*, 9/1/2046, GTY: Wells Fargo & Co., LIQ: Wells Fargo Bank NA	1,765,000	1,765,000
California, Wells Fargo Stage Trust:
Series 94C, 144A, AMT, 0.24%*, 5/1/2030, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	605,000	605,000
Series 31C, 144A, AMT, 0.28%*, 1/1/2022, GTY: Wells Fargo Bank NA, LIQ: Wells Fargo Bank NA	7,030,000	7,030,000
Hayward, CA, Multi-Family Housing Revenue, Shorewood, Series A, 0.19%*, 7/15/2014, LIQ: Fannie Mae	5,920,000	5,920,000
Hesperia, CA, Public Financing Authority Revenue, 1993 Street Improvement Project, 0.28%*, 10/1/2023, LOC: Bank of America NA	2,700,000	2,700,000
Lemoore, CA, Certificates of Participation, Municipal Golf Course Refinancing Project, 144A, 0.18%*, 11/1/2020, LOC: Union Bank of CA	2,275,000	2,275,000
Long Beach, CA, Unified School District, 1.0%, 8/1/2012	550,000	551,453
Los Angeles County, CA, Multi-Family Housing Authority Revenue, Canyon Country Villas Project, Series H, 0.17%*, 12/1/2032, LIQ: Freddie Mac	4,200,000	4,200,000
Los Angeles County, CA, RBC Municipal Products, Inc., Series E-24, 144A, 0.23%*, Mandatory Put 4/2/2012 @ 100, 7/1/2031, LIQ: Royal Bank of Canada, LOC: Royal Bank of Canada	5,750,000	5,750,000
Los Angeles, CA, Department of Water & Power Revenue, Power Systems, Series A-5, 0.15%*, 7/1/2035, SPA: Barclays Bank PLC	3,000,000	3,000,000
Napa, CA, Sanitation District, Certificates of Participation, Series A, 0.17%*, 8/1/2028, LOC: Wells Fargo Bank NA	1,860,000	1,860,000
Oakland-Alameda County, CA, Coliseum Authority Lease Revenue, Coliseum Project, Series C-1, 0.17%*, 2/1/2025, LOC: Bank of New York Mellon & California State Teacher's Retirement System	2,600,000	2,600,000
Otay, CA, Water District Corporations, Capital Projects, 0.17%*, 9/1/2026, LOC: Union Bank NA	2,190,000	2,190,000
San Diego County, CA, School District Note Participations, Tax & Revenue Anticipation Notes, Series A, 2.0%, 6/29/2012	2,000,000	2,008,435
San Francisco City & County, CA, Clean & Safe Neighborhood Parks, Series B, 2.0%, 6/15/2012	3,890,000	3,904,971
San Francisco, CA, City & County Unified School District, Tax & Revenue Anticipation Notes, 2.0%, 6/29/2012	4,000,000	4,016,577
Santa Clara County, CA, Multi-Family Housing Revenue, Briarwood Apartments, Series A, 0.17%*, 12/15/2026, LOC: Fannie Mae	3,000,000	3,000,000
Santa Clara, CA, Electric Revenue, Series B, 0.21%*, 7/1/2027, LOC: Bank of America NA	1,960,000	1,960,000
Southern California, Metropolitan Water District, Series A-1, 144A, 0.19%**, Mandatory Put 10/8/2012 @ 100, 7/1/2030	4,000,000	4,000,000
Tustin, CA, Unified School District, Special Tax, Community Facilities District No. 07-1, 0.22%*, 9/1/2050, LOC: Bank of America NA	650,000	650,000
University of California, Series E, 5.0%, 5/15/2012, INS: NATL	710,000	714,031

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $121,940,026)+	99.9	121,940,026
Other Assets and Liabilities, Net	0.1	176,285
Net Assets	100.0	122,116,311

* Variable rate demand notes and variable rate demand preferred shares are securities whose interest rates are reset periodically at market levels. These securities are payable on demand and are shown at their current rates as of March 31, 2012.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of March 31, 2012.

+ The cost for federal income tax purposes was $121,940,026.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

AMBAC: Ambac Financial Group, Inc.

AMT: Subject to alternative minimum tax.

GTY: Guaranty Agreement

INS: Insured

LIQ: Liquidity Facility

LOC: Letter of Credit

NATL: National Public Finance Guarantee Corp.

Prerefunded: Bonds which are prerefunded are collateralized usually by U.S. Treasury securities which are held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

SPA: Standby Bond Purchase Agreement

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

The following is a summary of the inputs used as of March 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note 1 in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Municipal Investments (a)	$—	$121,940,026	$—	$121,940,026
Total	$—	$121,940,026	$—	$121,940,026

There have been no transfers between Level 1 and Level 2 fair value measurements during the period ended March 31, 2012.

(a) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of March 31, 2012 (Unaudited)
Assets
Investments in securities, valued at amortized cost	$121,940,026
Interest receivable	248,308
Due from Advisor	2,492
Other assets	31,030
Total assets	122,221,856
Liabilities
Cash overdraft	32,347
Distributions payable	67
Other accrued expenses and payables	73,131
Total liabilities	105,545
Net assets, at value	$122,116,311
Net Assets Consist of
Undistributed net investment income	9,492
Accumulated net realized gain (loss)	(3,776)
Paid-in capital	122,110,595
Net assets, at value	$122,116,311
Premier Shares Net Asset Value, offering and redemption price per share ($5,440,856 ÷ 5,440,631 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00
Institutional Shares Net Asset Value, offering and redemption price per share ($116,675,455 ÷ 116,670,619 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$1.00

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the six months ended March 31, 2012 (Unaudited)
Investment Income
Income: Interest	$117,675
Expenses: Management fee	72,609
Administration fee	60,508
Services to shareholders	20,348
Distribution fees	9,815
Custodian fee	3,969
Audit and tax fees	22,143
Legal fees	30,170
Reports to shareholders	6,357
Registration fees	12,002
Trustees' fees and expenses	2,502
Other	5,421
Total expenses, before expense reductions	245,844
Expense reductions	(134,277)
Total expenses, after expense reductions	111,567
Net investment income	6,108
Net increase (decrease) in net assets resulting from operations	$6,108

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2012 (Unaudited)	Year Ended September 30, 2011
Operations: Net investment income	$6,108	$111,041
Net realized gain (loss)	—	(3,776)
Net increase (decrease) in net assets resulting from operations	6,108	107,265
Distributions to shareholders from: Net investment income: Premier Shares	(295)	(826)
Institutional Shares	(5,813)	(110,133)
Total distributions	(6,108)	(110,959)
Fund share transactions: Proceeds from shares sold	87,372,136	183,849,933
Reinvestment of distributions	6,021	110,729
Payments for shares redeemed	(84,124,283)	(224,425,595)
Net increase (decrease) in net assets from Fund share transactions	3,253,874	(40,464,933)
Increase (decrease) in net assets	3,253,874	(40,468,627)
Net assets at beginning of period	118,862,437	159,331,064
Net assets at end of period (including undistributed net investment income of $9,492 and $9,492, respectively)	$122,116,311	$118,862,437

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Premier Shares
			Years Ended September 30,
	Six Months Ended 3/31/12 (Unaudited)		2011		2010		2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	***	.000	***	.001		.003		.018		.026
Net realized and unrealized gain (loss)	—		(.000	)***	—		.000	***	.000	***	.000 ***
Total from investment operations	.000	***	.000	***	.001		.003		.018		.026
Less distributions from: Net investment income	(.000	)***	(.000	)***	(.002)		(.003)		(.018)		(.026)
Net realized gains	—		—		—		(.000	)***	—		—
Total distributions	(.000	)***	(.000	)***	(.002)		(.003)		(.018)		(.026)
Net asset value, end of period	$1.00		$1.00		$1.00		$1.00		$1.00		$1.00
Total Return (%)	.01	a**	.01	a	.20	a	.32	a	1.78	a	2.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	5		7		9		173		221		117
Ratio of expenses before expense reductions (%)	.95	*	.94		.89		.93		.88		.97
Ratio of expenses after expense reductions (%)	.19	*	.31		.35		.67		.86		.97
Ratio of net investment income (%)	.01	*	.01		.06		.35		1.67		2.66
a Total return would have been lower had certain expenses not been reduced. * Annualized ** Not annualized *** Amount is less than $.0005.

Institutional Shares
			Years Ended September 30,
	Six Months Ended 3/31/12 (Unaudited)		2011		2010	2009		Period Ended 9/30/08a
Selected Per Share Data
Net asset value, beginning of period	$1.00		$1.00		$1.00	$1.00		$1.00
Income (loss) from investment operations: Net investment income	.000	***	.001		.002	.007		.002
Net realized and unrealized gain (loss)	—		(.000	)***	—	.000	***	.000	***
Total from investment operations	.000	***	.001		.002	.007		.002
Less distributions from: Net investment income	(.000	)***	(.001)		(.003)	(.007)		(.002)
Net realized gains	—		—		—	(.000	)***	—
Total distributions	(.000	)***	(.001)		(.003)	(.007)		(.002)
Net asset value, end of period	$1.00		$1.00		$1.00	$1.00		$1.00
Total Return (%)b	.01	**	.08		.29	.73		.24	**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	117		112		150	.007		.002
Ratio of expenses before expense reductions (%)	.38	*	.38		.42	2.09		2.73	*
Ratio of expenses after expense reductions (%)	.18	*	.24		.25	.25		.25	*
Ratio of net investment income (%)	.01	*	.09		.24	.76		.24	**
a For the period from September 9, 2008 (commencement of operations of Institutional Shares) to September 30, 2008.
b Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.0005.

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies

Tax-Exempt California Money Market Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Massachusetts business trust. The Fund may be affected by economic and political developments in the state of California.

The Fund offers two classes of shares to investors: Tax-Exempt California Money Market Fund — Premier Shares ("Premier Shares") and Tax-Exempt California Money Market Fund — Institutional Shares ("Institutional Shares").

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, were borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund values all securities utilizing the amortized cost method permitted in accordance with Rule 2a-7 under the 1940 Act and certain conditions therein. Under this method, which does not take into account unrealized capital gains or losses on securities, an instrument is initially valued at its cost and thereafter assumes a constant accretion/amortization rate to maturity of any discount or premium. Securities held by the Fund are reflected as Level 2 because the securities are valued at amortized cost (which approximates fair value) and, accordingly, the inputs used to determine value are not quoted prices in an active market.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its tax-exempt income and capital gains to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

From November 1, 2010 through September 30, 2011, the Fund incurred approximately $3,776 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2012.

The Fund has reviewed the tax positions for the open tax years as of September 30, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared as a daily dividend and is distributed to shareholders monthly. The Fund may take into account capital gains and losses in its daily dividend declarations. The Fund may also make additional distributions for tax purposes if necessary.

Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Temporary book and tax basis differences will reverse in a subsequent period. There were no significant book-to-tax differences for the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All discounts and premiums are accreted/amortized for both tax and financial reporting purposes.

2. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following annual rates:
First $500 million of the Fund's average daily net assets	.120%
Next $500 million of such net assets	.100%
Next $1 billion of such net assets	.075%
Next $1 billion of such net assets	.060%
Over $3 billion of such net assets	.050%

For the period from October 1, 2011 through January 31, 2013 the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of the Institutional Shares at 0.25%.

In addition, the Advisor has agreed to voluntarily waive additional expenses. The waiver may be changed or terminated at any time without notice. Under this arrangement, the Advisor waived certain expenses of the Fund.

Accordingly, for the six months ended March 31, 2012, the fee pursuant to the Investment Management Agreement aggregated $72,609, all of which was waived, resulting in an annualized effective rate of 0.00% of the Fund's average daily net assets.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2012, the Administration Fee was $60,508, of which $32,027 is waived and $13,903 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended March 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at March 31, 2012
Premier Shares	$7,846	$7,813	$33
Institutional Shares	12,013	12,013	—
	$19,859	$19,826	$33

Distribution Fee. Under the Fund's Premier Shares 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.33% of average daily net assets of the Premier Shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of the Premier Shares. For the six months ended March 31, 2012, the Distribution Fee for the Premier Shares aggregated $9,815, all of which was waived.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended March 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $6,357, of which $5,389 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

3. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee, which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at March 31, 2012.

4. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Six Months Ended March 31, 2012		Year Ended September 30, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Premier Shares	3,381,324	$3,381,324	13,307,078	$13,307,078
Institutional Shares	83,990,812	83,990,812	170,542,855	170,542,855
		$87,372,136		$183,849,933
Shares issued to shareholders in reinvestment of distributions
Premier Shares	292	$292	826	$826
Institutional Shares	5,729	5,729	109,903	109,903
		$6,021		$110,729
Shares redeemed
Premier Shares	(5,187,706)	$(5,187,706)	(14,977,530)	$(14,977,530)
Institutional Shares	(78,936,577)	(78,936,577)	(209,448,065)	(209,448,065)
		$(84,124,283)		$(224,425,595)
Net Increase (decrease)
Premier Shares	(1,806,090)	$(1,806,090)	(1,669,626)	$(1,669,626)
Institutional Shares	5,059,964	5,059,964	(38,795,307)	(38,795,307)
		$3,253,874		$(40,464,933)

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (October 1, 2011 to March 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended March 31, 2012 (Unaudited)
Actual Fund Return	Premier Shares	Institutional Shares
Beginning Account Value 10/1/11	$1,000.00	$1,000.00
Ending Account Value 3/31/12	$1,000.10	$1,000.10
Expenses Paid per $1,000*	$.95	$.90
Hypothetical 5% Portfolio Return	Premier Shares	Institutional Shares
Beginning Account Value 10/1/11	$1,000.00	$1,000.00
Ending Account Value 3/31/12	$1,024.05	$1,024.10
Expenses Paid per $1,000*	$.96	$.91

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Premier Shares	Institutional Shares
Tax-Exempt California Money Market Fund	.19%	.18%

For more information, please refer to the Fund's prospectus.

Other Information

Proxy Voting

The Fund's policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting" at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. In addition, each month, information about the Fund and its portfolio holdings is filed with the SEC on Form N-MFP. The SEC delays the public availability of the information filed on Form N-MFP for 60 days after the end of the reporting period included in the filing. These forms will be available on the SEC's Web site at www.sec.gov, and they may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Privacy Statement
FACTS	What Does DWS Investments Do With Your Personal Information?
Why?
Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share and protect your personal information. Please read this notice carefully to understand what we do.

What?
The types of personal information we collect and share can include:
• Social Security number
• Account balances
• Purchase and transaction history
• Bank account information
• Contact information such as mailing address, e-mail address and telephone number

How?
All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information, the reasons DWS Investments chooses to share and whether you can limit this sharing.

Reasons we can share your personal information	Does DWS Investments share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders or legal investigations	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share
For our affiliates' everyday business purposes — information about your transactions and experiences	No	We do not share
For our affiliates' everyday business purposes — information about your creditworthiness	No	We do not share
For non-affiliates to market to you	No	We do not share

Questions?	Call (800) 621-1048 or e-mail us at dws-investments.info@dws.com

Who we are
Who is providing this notice?	DWS Investments Distributors, Inc.; Deutsche Investment Management Americas, Inc.; DeAM Investor Services, Inc.; DWS Trust Company; the DWS Funds
What we do
How does DWS Investments protect my personal information?
To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does DWS Investments collect my personal information?
We collect your personal information, for example. When you:
• open an account
• give us your contact information
• provide bank account information for ACH or wire transactions
• tell us where to send money
• seek advice about your investments

Why can't I limit all sharing?
Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes — information about your creditworthiness
• affiliates from using your information to market to you
• sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates
Companies related by common ownership or control. They can be financial or non-financial companies. Our affiliates include financial companies with the DWS or Deutsche Bank ("DB") name, such as DB AG Frankfurt and DB Alex Brown.

Non-affiliates
Companies not related by common ownership or control. They can be financial and non-financial companies.
Non-affiliates we share with include account service providers, service quality monitoring services, mailing service providers and verification services to help in the fight against money laundering and fraud.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. DWS Investments does not jointly market.

Rev. 09/2011

Notes

Notes

Notes

Notes

Notes

Service Center
P.O. Box 219151
Kansas City, MO 64121-7195

PRESORTED
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TEC-3
(R-027152-1 5/12)

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Tax-Exempt California Money Market Fund

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	May 29, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	May 29, 2012